Rule 497(e)
                                                             File Nos. 33-66564
                                                                  and 811-05817

                        Supplement dated January 7, 2004
                            To the Prospectus for the

                        VARIFUND PLUS(R) Variable Annuity
                                Dated May 1, 2003

                                 Issued Through
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1
                                       by
                    CANADA LIFE INSURANCE COMPANY OF AMERICA


Effective January 1, 2004, the VARIFUND PLUS(R) Variable Annuity will no longer be available to new investors. After January 7, 2004, existing contract owners may do the following (subject to the terms and conditions contained in the prospectus and supplements to the prospectus):

o        transfer amounts in and out of the Subaccounts;
o        withdraw amounts from the Subaccounts; and
o        maintain your current investment in the Subaccounts.

Annually updated prospectuses for the Annuity will no longer be prepared or delivered. However, existing contract owners will continue to receive other types of information in order to keep abreast of their investments and other activity arising under their annuity contract. This information may include the following:

(1) current prospectuses, annual and semi-annual reports, and other periodic reports of the underlying Portfolios;
(2) confirmations of contract owner transactions;
(3) audited financial statements of Canada Life Insurance Company of America and the Canada Life of America Variable Life Account 1; and
(4) an annual statement of the number of units and values in each contract owner's account.

This Supplement must be accompanied by, or read in conjunction with, the current prospectus, dated May 1, 2003.



                Please keep this Supplement for future reference.